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                                                                    Exhibit 23.1

               Consent of Ernst & Young LLP, Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 25, 1998, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-46941) and related Prospectus of Charles River Associates Incorporated for the registration of 2,516,200 shares of its common stock.

                             /s/ Ernst & Young LLP

Boston, Massachusetts
April 18, 1998